--------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

             Current Report Filed Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                (Date of Earliest Event Reported): June 17, 1996


                              SUNPHARM CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                  0-27578          F593097048
- -------------------------------    -------          ----------
(State or other jurisdiction of  (Commission      (I.R.S. Employer
incorporation or organization)   File Number)     Identification No.)


           4651 Salisbury Road, Suite 205, Jacksonville, Florida 32256
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (904) 296-3320
             -------------------------------------------------------
              (Registrant's telephone number, including Area Code)









              ----------------------------------------------------

Item 5.           Other Events

         The following unaudited pro forma balance sheet as of April 30, 1996 and statement of loss for the four month period ended April 30, 1996 have been prepared to reflect certain capital and other transactions and events entered into by SunPharm Corporation ("SunPharm" or the "Company") subsequent to April 30, 1996. These unaudited pro forma financial statements were prepared at the request of The Nasdaq Stock Market, Inc. ("Nasdaq") in order to demonstrate the Company's compliance with the minimum total asset and capital and surplus requirements of Nasdaq.

         This pro forma financial information is not necessarily indicative of the results which actually would have occurred had the transactions been in effect on the dates and for the periods indicated or which may result in the future.

Item 7.  Financial Statements and Exhibits.

                              SUNPHARM CORPORATION
                          (A Development Stage Company)
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET


                                                                                                                Pro Forma
                                                                April 30,      Pro Forma                       for Capital
                                                                   1996       Adjustments                      Transactions
                                                                   ----       -----------                      ------------
ASSETS
Current assets:
   Cash and cash equivalents...........................
                                                                 $584,999  $    370,480       A                 $1,423,780
                                                                                468,301       B

    Receivables                                                                 500,000       C                    500,000
   Prepaid expenses and other current assets...........           206,963                                          206,963
                                                                  -------      ---------                           -------
         Total current assets..........................           791,962      1,338,781                         2,130,743
                                                                  -------      ---------                         ---------

Receivable from stockholder............................            10,000                                           10,000
Other assets...........................................            13,336                                           13,336
                                                                   ------     ----------                            ------
                                                                 $815,298     $1,331,781                        $2,154,079
                                                                 ========     ==========                        ==========


LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)
Current Liabilities:
   Accounts payable....................................          $446,958    $                          $          446,958
   Accrued liabilities.................................           167,337       75,000        E                    242,337
   Accrued liabilities - litigation....................           172,802       278,000       D                    100,802
                                                                               (350,000)      D

   Notes payable.......................................            49,461                                           49,461
                                                                   ------        -----                              ------
         Total current liabilities.....................           836,558        3,000                             839,558
                                                                  -------        ------                            -------

Stockholders' equity :

Undesignated series preferred stock, $.001 par
value, 2,500,000 shares authorized, none
issued and outstanding.................................                __                                               __

Common stock, $.0001 par value 25,000,000
shares authorized, 2,884,535 and 3,319,758  (pro
forma)  issued and outstanding, respectively...........               288          30         A,B                      323
                                                                                   5          D
Additional paid-in capital.............................         9,642,434       838,751       A,B               10,756,180
                                                                                349,995       D
                                                                                (75,000)      E
Deficit accumulated during development stage...........        (9,663,982)      222,000                         (9,441,982)
                                                              -----------       -------                         -----------
         Total stockholders' (deficit) equity .........           (21,260)     1,335,781                         1,314,521
                                                                ---------      ---------                         ---------
                                                                 $815,298     $1,338,781                        $2,154,079
                                                                 ========     ==========                        ==========

         The accompanying notes are an integral part of these pro forma financial statements.

                              SUNPHARM CORPORATION
                          (A Development Stage Company)

                      UNAUDITED PRO FORMA STATEMENT OF LOSS




                                                              Four Months                                         Pro Forma
                                                              Ended April               Pro Forma                for Capital
                                                               30, 1996               Adjustments                Transactions
                                                               --------               -----------                ------------
Sponsored research/sublicensing revenues................    $           __    $           500,000      C        $   500,000
Interest income.........................................               20,961                                        20,961
                                                             ---------------- --------------------                   ------

             Total revenues.....................                       20,961             500,000                   520,961
                                                             ----------------       -------------                   -------


Expenses:
    Research and development............................              518,398                                       518,398
    General and administrative..........................              406,525             278,000      D            684,525
                                                                      -------             -------                   -------

            Total expenses..............................              924,923             278,000                 1,202,923
                                                                      -------             -------                ----------
Net loss................................................            ($903,962)           $222,000                 ($681,962)
                                                                   ==========            ========                ==========
                   Net loss per share                                  $(0.31)                                       $(0.21)
                                                                      =======                                       =======
Shares used in computing loss per share.................            2,884,535             340,062      A,B,D      3,224,597
                                                                    =========             =======                 =========

         The accompanying notes are an integral part of these pro forma financial statements.

                              SUNPHARM CORPORATION
                          (A Development Stage Company)
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                                 April 30, 1996


1.  Description of Pro Forma Adjustments.

   The accompanying unaudited pro forma balance sheet as of April 30, 1996 and statement of loss for the four month period ended April 30, 1996 have been prepared to reflect certain capital and other transactions and events entered into by SunPharm Corporation ("SunPharm" or the "Company") subsequent to April 30, 1996. These unaudited pro forma financial statements were prepared at the request of The Nasdaq Stock Market, Inc. ("Nasdaq") in order to demonstrate the Company's compliance with the minimum total asset and capital and surplus requirements of Nasdaq. This pro forma financial information is not necessarily indicative of the results which actually would have occurred had the transactions been in effect on the dates and for the periods indicated or which may result in the future. The Company provided a plan to Nasdaq which contemplates cash inflows to the Company through the private placement of equity and other sources in an amount sufficient to bring the Company into compliance by June 15, 1996, the date established by Nasdaq for final determination.

     The Company is conducting a private placement (the "Offering") of equity to raise between $2.0 and $3.0 million and has received $370,460 of proceeds through June 14, 1996. Also, the Company has received subscription agreements and commitments for an additional $449,955. The proceeds related to such additional subscriptions are expected to be received prior to June 30, 1996 and are not reflected in the pro forma balance sheet. SunPharm is offering an aggregate 550,000 Units, at $5.50 per Unit, each consisting of one share of SunPharm's Common Stock (the Common Stock) and one Warrant (the Warrant) exercisable to purchase one share of Common Stock. The Company may, in its sole discretion, elect to increase the size of the offering by up to an additional 363,636 Units or $2.0 million. Each Warrant is exercisable for a four-year period to purchase one share of Common Stock at a per share price equal to $5.50 from the date of issuance of the Warrant until the first anniversary thereof, $6.50 after the first anniversary thereof until the second anniversary thereof and $7.50 for the remainder of the term, provided that the Warrants may be redeemed by the Company after the first year under certain circumstances. The terms of the Offering required the Company to sell a minimum of 90,909 Units ($500,000) to consummate the initial closing. The initial funds were deposited and held in escrow until the minimum was raised, provided, that the Company has received an aggregate of $1.5 million from all sources including this Offering or otherwise certifies to the Escrow Agent that it is or will be in compliance with the minimum listing requirements of the Nasdaq on June 15, 1996. SunPharm has an obligation to file a registration statement with the Securities and Exchange Commission within one year to register the shares issued in the Offering.

   Additionally, SunPharm has received $468,301 from an exchange offer made to two (2) different groups of warrant holders. In the first exchange offer, the Company offered a partnership which held 281,881 warrants to purchase Common Stock at an average price of $2.50 per share, the opportunity to exercise those warrants at an average price of $1.75 per share. Additionally, the warrant holders will receive a new warrant, identical to the warrant included in the Offering, for each four shares acquired by exercise of the existing warrant. Through June 14, 1996, 159,843 warrants have been exercised. In the second exchange offer, the Company offered investors who held 228,573 warrants to purchase Common Stock at an average price of $4.38 per share, the opportunity to exercise those warrants at an average price of $3.00 per share. Additionally, the warrant holders will receive a new warrant, identical to the warrant included in the Offering, for each four shares acquired by exercise of the existing warrant. Through June 14, 1996, 62,859 warrants have been exercised.

   Warner-Lambert Company ("Warner-Lambert") has agreed to pay SunPharm $500,000, which represents a partial payment of the $1.0 million milestone due from Warner-Lambert at the successful completion of the Phase 1 cancer trials. The payment made by Warner-Lambert represents revenue earned for work previously performed by the Company and is non-refundable. Additionally, the University of Florida Research Foundation (UFRI) has agreed to forfeit any rights to receive a 28% royalty payment from SunPharm in connection with such $500,000 from Warner-Lambert.

                              SUNPHARM CORPORATION
                          (A Development Stage Company)
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                                 April 30, 1996



   On June 13, 1996, SunPharm agreed to settle a lawsuit filed against the Company and one of its directors by a shareholder. The claim, which was for compensatory damages of over $41 million and punitive damages based upon an alleged agreement between SunPharm and the shareholder, was settled for 50,000 shares of Company Common Stock. The Common Stock is to be issued immediately and the Company has agreed to file an S-3 registration statement with the Securities and Exchange Commission to register such shares for resale to the public.

2.  Pro Forma Adjustments.

   A. Recording of proceeds of $370,480 and the issuance of 67,360 shares of Common Stock from the Offering discussed in Note 1. The Company has also received subscriptions and commitments for an additional $449,955, which is expected to be received prior to June 30, 1996. Such additional proceeds are not included in the pro forma balance sheet.

   B. Recording of proceeds of $468,301 and the issuance of 222,702 shares of Common Stock from the warrant exercise offers discussed in Note 1.

   C. Recording of the $500,000 payment from Warner-Lambert discussed in Note 1.

   D. Recording the settlement of the lawsuit discussed in Note 1. The issuance of 50,000 of Common Stock. The accrued liabilities related to this claim at April 30, 1996 is $172,802, therefore an additional reserve of 178,000 is required. The Company estimates the costs associated with registering such shares to be approximately $50,000 and the legal fees to be incurred subsequent to April 30, 1996 are estimated to be approximately $50,000. The total adjustment to expense for this item is $278,000.

   E. To record $75,000 of placement fees, legal fees and other costs to be incurred in connection with the above transactions.

Exhibits:

    None
















                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SunPharm Corporation

                                    STEFAN BORG
                                    -----------
                                    Stefan Borg
                                    President and Chief Executive Officer
                                   (Principal Financial and Accounting Officer)